UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) September 16, 2005

                         YORK INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)

      DELAWARE                       1-10863                  13-3473472
(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)           Identification No.)

631 SOUTH RICHLAND AVENUE, YORK PA                                 17403
(Address of principal executive offices)                         (Zip Code)

        Registrant's telephone number, including area code (717) 771-7890






Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exhange
    Act (17 CFR 240.13e-4(c))




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Item 2.05         Costs Associated with Disposal Activities

In connection with the ongoing evaluation of our Global Applied businesses, with a goal of improving our earnings quality and delivering our products at the most competitive costs, on September 16, 2005, our Board of Directors approved actions to further streamline operations, primarily in our EMEA business. The actions will involve relocating European manufacturing capacity, pursuing the divestiture of non-core operations and consolidating our business. These actions will provide one face to our customers and result in a workforce reduction of approximately 1,300 employees. In connection with these actions, we expect to incur restructuring charges and other costs totaling approximately $100 million over the next seven quarters beginning in the third quarter 2005. Of the $100 million, approximately $75 million will be cash expenses, of which approximately $38 million represents anticipated severance costs and $37 million represents termination of contractual obligations and other operating expenses. Approximately $25 million will be non-cash expenses, primarily fixed asset write-downs and the accelerated depreciation of other fixed assets.


Item 8.01         Other Events

On September 20, 2005, York International issued a press release entitled, "York International Announces Restructuring" (the "Press Release"), which describes our Global Applied restructuring program taking place primarily in EMEA designed to improve cost competitiveness and streamline operations in EMEA presenting `ONE YORK' to our customers. The Press Release, which is filed herewith as
Exhibit 99.1, is incorporated herein by reference.


Item 9.01         Financial Statements and Exhibits

Exhibit 99.1 Press Release, dated September 20, 2005, issued by York International Corporation.







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                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               York International Corporation
                                                (Registrant)


Date:  September 22, 2005              By:   /s/  M. David Kornblatt
                                             -----------------------------------
                                             M. David Kornblatt,
                                             Vice President and Chief
                                             Financial Officer






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Exhibit Index

Exhibit 99.1 Press Release, dated September 20, 2005, issued by York International Corporation.